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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                  JUNE 9, 2006
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                        COMMISSION FILE NUMBER 000-29367

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                             VANTAGEMED CORPORATION
             (Exact name of Registrant as specified in its charter)

               DELAWARE                                     68-0383530
    (State or other jurisdiction of                      (I.R.S. Employer
     incorporation or organization)                     Identification No.)

       11060 WHITE ROCK ROAD, SUITE 210, RANCHO CORDOVA, CALIFORNIA 95670
                                 (916) 638-4744

          (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On June 9, 2006 we entered into a Stock Purchase Agreement in connection with a $500,000 private placement of 1,111,112 shares of common stock priced at $0.45 per share. Vision Opportunity Master Fund and Strategic Turnaround Equity Partners were the lead investors purchasing 97 percent of the shares with members of VantageMed's management team, including named executive officers, Steve Curd and Mark Cameron, purchasing 3 percent of the shares. The investors in the transaction will also receive warrants to purchase an additional 1,111,112 shares of common stock priced at $0.55 per share, and an additional 555,556 shares of common stock priced at $0.90 per share. VantageMed will file a registration statement with the Securities and Exchange Commission covering the resale of the shares. A copy of the purchase agreement is attached as Exhibit
10.1 and a copy of the registration rights agreement is attached as Exhibit
10.2. The form of warrant documents are attached as Exhibits 10.3 and 10.4.

ITEM 8.01 - OTHER EVENTS

     On June 15, 2006, VantageMed Corporation issued a press release announcing the completion of a $500,000 private placement of 1,111,112 shares of common stock. A copy of our press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

     Exhibit 10.1 - Purchase Agreement dated June 9, 2006 between VantageMed Corporation and Investors.

     Exhibit 10.2 - Registration Rights Agreement dated June 9, 2006 between VantageMed Corporation and Investors.

     Exhibit 10.3 - Form of VantageMed Corporation Series C Warrant dated June 9, 2006 to Investors.

     Exhibit 10.4 - Form of VantageMed Corporation Series D Warrant dated June 9, 2006 to Investors.

     Exhibit 99.1 - Press Release dated June 15, 2006 announcing the completion of a $500,000 private equity financing.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange act of 1934, VantageMed Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  VANTAGEMED CORPORATION

                                                  By: /s/ Liesel Loesch
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Dated: June 15, 2006                                  Liesel Loesch
                                                      Chief Financial Officer